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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 19, 2005
                   -----------------------------------------
                Date of Report (Date of earliest event reported)

                                  Salton, Inc.
                                  -----------
             (Exact name of registrant as specified in its charter)

          Delaware               0-19557               36-3777824
----------------------------  ----------------   -----------------------
(State or other jurisdiction   (Commission            (IRS Employer
      of incorporation)        File Number)        Identification No.)

               1955 W. Field Court, Lake Forest, Illinois  60045
             -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (847) 803-4600
                           --------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On September 19, 2005, we completed the sale of certain tabletop assets to Lifetime Brands, Inc. for approximately $14.2 million, subject to post-closing adjustments. In connection with this transaction, we divested our Block(R) and Sasaki(R) brands, licenses to Calvin Klein(R) and Napa Style(TM) tabletop products and distribution of upscale crystal products under the Atlantis(R) brand. In addition, we entered into a new license with Lifetime Brands enabling it to market tabletop products under the Stiffel(R) brand.

      A copy of the Asset Purchase Agreement dated as of September 15, 2005 among Salton, Inc., SAH Acquisition Corp. and Lifetime Brands, Inc. is attached hereto as Exhibit 99.1.

      Salton also entered into a Waiver and Consent under Amended and Restated Credit Agreement dated as of September 16, 2005 (the "Waiver") with its senior lenders. The Waiver, among other things, waives Salton's compliance with certain financial covenants for the month of July and permits the sale of the tabletop business.

      A copy of the Waiver is attached hereto as Exhibit 99.2.

ITEM 8.01 OTHER EVENTS

      On September 19, 2005, Salton, Inc. issued a press release announcing the sale of tabletop assets. A copy of the press release is attached hereto as
Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1 Asset Purchase Agreement dated as of September 15, 2005 among Salton, Inc., SAH Acquisition Corp. and Lifetime Brands, Inc.

            99.2 Waiver and Consent under Amended and Restated Credit Agreement dated as of September 16, 2005 by and among the financial institutions identified on the signature pages thereof (the "Lenders"), Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the Lenders, Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's Subsidiaries identified on the signature pages thereof as Borrowers and each of Salton's Subsidiaries identified on the signature pages hereof as Guarantors.

            99.3  Press Release dated September 19, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

                                          SALTON, INC.

                                          /s/ WILLIAM B. RUE
                                          ----------------------------------
                                          William B. Rue
                                          President and Chief Operating Officer
                                          and Director

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                                  EXHIBIT INDEX

EXHIBIT
  NO.                                DESCRIPTION
-------   ----------------------------------------------------------------------
99.1      Asset Purchase Agreement dated as of September 15, 2005 among Salton,
          Inc., SAH Acquisition Corp. and Lifetime Brands, Inc.

99.2      Waiver and Consent under Amended and Restated Credit Agreement dated as of
          September 16, 2005 by and among the financial institutions identified on the signature pages thereof (the "Lenders"), Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the Lenders, Silver Point
          Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton's Subsidiaries identified on the signature pages thereof as Borrowers and each of
          Salton's Subsidiaries identified on the signature pages hereof as
          Guarantors.

99.3      99.3 Press Release dated September 19, 2005.

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